EXHIBIT 32
                                                                    ----------



                            CERTIFICATION PURSUANT TO


                             18 U.S.C. SECTION 1350,


                             AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Annual Report of Nestor, Inc. (the "Company") on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, William B. Danzell, Chief Executive Officer of the Company, and Claire M. Iacobucci, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:


     (1) The Report fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company



Date: March 30, 2005


/s/ William B. Danzell
--------------------------------------------
William B. Danzell, Chief Executive Officer





Date: March 30, 2005


/s/ Claire M. Iacobucci
--------------------------------------------
Claire M. Iacobucci, Chief Financial Officer